UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                 March 7, 2003

                                  AMG OIL LTD.

................................................................................
             (Exact name of registrant as specified in its charter)


Nevada                                 000-30087                N/A
................................................................................
(State or other jurisdiction          (Commission           (IRS Employer of
incorporation)                        File Number)         Identification No.)



887 Helmcken Street, Vancouver, B.C., Canada                        V6Z 1B1
................................................................................
(Address of principal executive offices)                            (Zip Code)


                                 (604) 682-6496
................................................................................
              (Registrant's telephone number, including area code)


Suite 1400, 700 - 4th Avenue, SW, Calgary, Alberta, Canada            T2P-3J4
              ...................................................
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events and Regulation FD Disclosure

On March 7, 2003 the Company entered into a $30,000 loan agreement with The Innes Group, Inc. per details provided in Exhibit 99.1. In addition, on March 10, 2003, the Company's President, Mr. Cameron Fink who is also a Director of the Company, tendered his resignation as President and as a Director to the board of directors, all of whom accepted Mr. Fink's resignation. Mr. Michael Hart, currently the Company's Corporate Secretary, Treasurer and a Director of the Company consented, at the board of directors request, to act as the Company's Interim President and Chief Executive Officer, until such time that the Company finds a suitable replacement.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMG OIL LTD.
                                 (Name of Registrant)



Date:  March 11, 2003   By:       /s/   Michael Hart
                                Michael Hart, President


                               INDEX TO EXHIBITS

Exhibit
Number         Description

99.1           Loan Agreement

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